Exhibit 10.1

Execution Version

FIRST AMENDMENT TO CREDIT AGREEMENT

This FIRST AMENDMENT TO CREDIT AGREEMENT (this “Agreement”) is made and entered into as of December 23, 2022 (the “First Amendment Effective Date”), by and among EQT CORPORATION, a Pennsylvania corporation (“Borrower”), each Lender under the Existing Credit Agreement party hereto (collectively, the “Consenting Lenders” and individually, a “Consenting Lender”), and PNC BANK, NATIONAL ASSOCIATION, as administrative agent for the Lenders (in such capacity, the “Administrative Agent”).

A.            Borrower, Administrative Agent and the Lenders entered into that certain Credit Agreement dated as of November 9, 2022 (as amended, restated, amended and restated, supplemented or otherwise modified prior to the date hereof, the “Existing Credit Agreement”).

B.            Borrower has requested that the Existing Credit Agreement be amended and modified as described herein.

C.            Borrower, Administrative Agent, and the Consenting Lenders have agreed, upon the following terms and conditions, to amend the Existing Credit Agreement as provided herein.

NOW, THEREFORE, in consideration of the mutual promises herein contained, and for other valuable consideration, the parties hereto agree as follows:

1.            Defined Terms; References. Unless otherwise specifically defined herein, each term used herein that is defined in the Existing Credit Agreement shall have the meaning assigned to such term in the Existing Credit Agreement.

2.            Amendments to the Credit Agreement. As of the First Amendment Effective Date with respect to the Consenting Lenders, Section 1.01 of the Existing Credit Agreement is hereby amended (the Existing Credit Agreement, as affected and so amended by this Agreement, being referred to as the “Amended Credit Agreement”) by amending and restating the following defined terms as follows:

“Acquisition” means the acquisition by EQT Production Company, a Pennsylvania corporation (the “Buyer”), or one or more of the Buyer’s designated subsidiaries, of all of the issued and outstanding membership interests of THQ Appalachia I Midco, LLC, a Delaware limited liability company (“THQ Midco”) and THQ-XcL Holdings I Midco, LLC, a Delaware limited liability company (“XcL Midco”), pursuant to that certain Amended and Restated Purchase Agreement dated as of December 23, 2022 by and among the Buyer, the Borrower, as buyer parent, THQ Appalachia I, LLC, a Delaware limited liability company (“Upstream Seller”), THQ-XcL Holdings I, LLC, a Delaware limited liability company (“Midstream Seller”, and together with Upstream Seller, the “Sellers” and each, a “Seller”), THQ Midco, XcL Midco, TH Exploration, LLC, a Texas limited liability company, TH Exploration II, LLC, a Texas limited liability company, TH Exploration III, LLC, a Texas limited liability company, TH Exploration IV, LLC, a Texas limited liability company, THQ Marketing, LLC, a Texas limited liability company, High Road Minerals, LLC, a Delaware limited liability company, High Road Operating, LLC, a Delaware limited liability company, High Road Midstream, LLC, a Delaware limited liability company, XcL Midstream, LLC, a Delaware limited liability company, XcL Processing, LLC, a Delaware limited liability company, XcL Midstream Operating, LLC, a Delaware limited liability company and XcL Processing Operating, LLC, a Delaware limited liability company (the “Acquisition Agreement”).

“Commitment Termination Time” means the earliest of (i) immediately following the funding of any Borrowing on the Funding Date, (ii) immediately following the consummation of the Acquisition, regardless of whether the Funding Date has occurred, (iii) the termination of the Acquisition Agreement on the Termination Date (as defined in the Acquisition Agreement) and (iv) June 30, 2023.

“First Amendment” means the First Amendment to Credit Agreement, dated as of December 23, 2022, among the Borrower, each Lender party thereto and the Administrative Agent.

3.            Effectiveness. This Agreement shall be effective upon satisfaction of the following conditions precedent:

(a)            Agreement. Administrative Agent shall have received this Agreement, duly executed and delivered by the Borrower and the Consenting Lenders;

(b)            Fees; Costs and Expenses. The Borrower shall have paid all fees and expenses required to be paid on or before the First Amendment Effective Date (including, to the extent invoiced at least two (2) Business Days prior to the First Amendment Effective Date, all Attorney Costs).

4.            Representations and Warranties. Borrower hereby represents and warrants to Administrative Agent and Consenting Lenders as follows:

(a)            Due Authorization; No Contravention. The execution, delivery and performance by the Borrower of this Agreement, are within the corporate powers of the Borrower, have been duly authorized by all necessary corporate action, require no action by or in respect of, or filing with, any Governmental Authority (except such as has been obtained), do not contravene, or constitute a default under, any provision of applicable law or regulation or of the certificate of incorporation or by-laws of the Borrower or of any agreement, judgment, injunction, order, decree or other instrument binding upon the Borrower or any of its Subsidiaries, or result in the creation or imposition of any Lien on any asset of the Borrower or any of its Subsidiaries.

(b)            Binding Effect. This Agreement constitutes a valid and binding agreement of the Borrower, and constitutes a valid and binding obligation of the Borrower, enforceable in accordance with its terms, except as such enforcement may be limited by bankruptcy, insolvency or similar laws of general application relating to the enforcement of creditors’ rights.

(c)            Representations and Warranties. The representations and warranties contained in Article V of the Amended Credit Agreement (including without limitation the representation and warranties set forth in Sections 5.04(c) and 5.05 of the Amended Credit Agreement) and the other Loan Documents are true and correct in all material respects (except representations and warranties that are qualified by materiality or Material Adverse Effect, which shall be true and correct in all respects or if qualified by materiality or material adverse effect, true and correct in all respects; provided that the representation and warranty made in Section 5.12(a) of the Amended Credit Agreement is true and correct in all respects) on and as of the date hereof (except to the extent that any such representation or warranty relates to an earlier date or period, in which case such representation or warranty shall have been true and correct in all material respects on and as of such earlier date or period), and except that for purposes of this Section 4(c), the representations and warranties contained in subsections (a) and (b) of Section 5.04 of the Amended Credit Agreement shall be deemed to refer to the most recent statements furnished pursuant to subsections (a) and (b), respectively, of Section 6.01 of the Credit Agreement.

(d)            No Event of Default or Default.  No event has occurred and is continuing, or would result from the execution of this Agreement, which constitutes an Event of Default or Default.

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5.            Miscellaneous.

(a)            Limitation on Agreements. The amendments set forth herein are limited precisely as written and shall not be deemed: (i) to be a consent under or waiver of any other term or condition in the Amended Credit Agreement or any of the other Loan Documents; or (ii) to prejudice any right or rights which Administrative Agent and Lenders now have or may have in the future under, or in connection with the Amended Credit Agreement, as amended hereby, the Notes, the other Loan Documents or any of the other documents referred to herein or therein. From and after the date of this Agreement, all references in the Loan Documents to the Existing Credit Agreement shall be deemed to be references to the Amended Credit Agreement after giving effect to this Agreement, and each reference to “hereof,” “hereunder,” “herein”, “hereby” or “this Credit Agreement” and each other similar reference contained in the Existing Credit Agreement shall from and after the date hereof refer to the Amended Credit Agreement.

(b)            Ratification. The Existing Credit Agreement, as hereby amended, is hereby ratified and confirmed in all respects and shall remain in full force and effect. The Loan Documents, as they may be amended or affected by this Agreement, are hereby ratified and confirmed in all respects.

(c)            Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Delivery of an executed counterpart of a signature page of this Agreement by telecopy or e-mail shall be effective as delivery of a manually executed counterpart of this Agreement.

(d)            ENTIRE AGREEMENT. THIS AGREEMENT REPRESENTS THE FINAL AGREEMENT AMONG THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS AMONG THE PARTIES.

(e)            GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK; PROVIDED THAT THE ADMINISTRATIVE AGENT AND EACH LENDER SHALL RETAIN ALL RIGHTS ARISING UNDER FEDERAL LAW.

(f)            WAIVER OF RIGHT TO TRIAL BY JURY. EACH PARTY TO THIS AGREEMENT HEREBY EXPRESSLY WAIVES ANY RIGHT TO TRIAL BY JURY OF ANY CLAIM, DEMAND, ACTION OR CAUSE OF ACTION ARISING UNDER THIS AGREEMENT OR IN ANY WAY CONNECTED WITH OR RELATED OR INCIDENTAL TO THE DEALINGS OF THE PARTIES HERETO, OR THE TRANSACTIONS RELATED THERETO, IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING, AND WHETHER FOUNDED IN CONTRACT OR TORT OR OTHERWISE; AND EACH PARTY HEREBY AGREES AND CONSENTS THAT ANY SUCH CLAIM, DEMAND, ACTION OR CAUSE OF ACTION SHALL BE DECIDED BY COURT TRIAL WITHOUT A JURY, AND THAT ANY PARTY TO THIS AGREEMENT MAY FILE AN ORIGINAL COUNTERPART OR A COPY OF THIS SECTION WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF THE SIGNATORIES HERETO TO THE WAIVER OF THEIR RIGHT TO TRIAL BY JURY.

(g)            Payment of Expenses. Section 10.04 of the Amended Credit Agreement shall apply to this Agreement, mutatis mutandis.

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(h)            Severability. If any provision of this Agreement is held to be illegal, invalid or unenforceable, (a) the legality, validity and enforceability of the remaining provisions of this Agreement shall not be affected or impaired thereby and (b) the parties shall endeavor in good faith negotiations to replace the illegal, invalid or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the illegal, invalid or unenforceable provisions. The invalidity of a provision in a particular jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

(i)             Loan Document. This Agreement shall constitute a “Loan Document” under and as defined in Section 1.01 of the Amended Credit Agreement.

(j)             Successors and Assigns. The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

[Remainder of Page Intentionally Left Blank.
Signature Pages Follow.]

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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the day and year first above written.

BORROWER:

EQT CORPORATION

By:	/s/ David M. Khani
Name: David M. Khani
Title: Chief Financial Officer

Signature Page to

First Amendment to Credit Agreement

PNC bank, national association, as Administrative Agent and as a Consenting Lender

By:	/s/ Kyle T. Helfrich
Name: Kyle T. Helfrich
Title: Senior Vice President

Signature Page to

First Amendment to Credit Agreement

ROYAL BANK OF CANADA, as a Consenting Lender

By:	/s/ Don J. McKinnerney

Name:	Don J. McKinnerney
Title:	Authorized Signatory

Signature Page to

First Amendment to Credit Agreement

MIZUHO BANK, LTD., as a Consenting Lender

By:	/s/ Edward Sacks

Name:	Edward Sacks
Title:	Authorized Signatory

Signature Page to

First Amendment to Credit Agreement

BANK OF AMERICA, N.A., as a Consenting Lender

By:	/s/ Salman Samar

Name:	Salman Samar
Title:	Director

Signature Page to

First Amendment to Credit Agreement

BARCLAYS BANK PLC, as a Consenting Lender

By:	/s/ Craig Malloy

Name:	Craig Malloy
Title:	Director

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First Amendment to Credit Agreement

CITIBANK, N.A., as a Consenting Lender

By:	/s/ Jeff Ard

Name:	Jeff Ard
Title:	Vice President

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First Amendment to Credit Agreement

JPMORGAN CHASE BANK, N.A., as a Consenting Lender

By:	/s/ Sofia Barrera Jaime

Name:	Sofia Barrera Jaime
Title:	Vice President

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First Amendment to Credit Agreement

MUFG BANK, Ltd, as a Consenting Lender

By:	/s/ Anastasiya Bykov

Name:	Anastasiya Bykov
Title:	Authorized Signatory

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First Amendment to Credit Agreement

WELLS FARGO BANK, NATIONAL ASSOCIATION, as a Consenting Lender

By:	/s/ Michael Real

Name:	Michael Real
Title:	Managing Director

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First Amendment to Credit Agreement

CREDIT SUISSE AG, NEW YORK BRANCH, as a Consenting Lender

By:	/s/ Komal Shah

Name:	Komal Shah
Title:	Authorized Signatory

By:	/s/ Michael Wagner

Name:	Michael Wagner
Title:	Authorized Signatory

Signature Page to

First Amendment to Credit Agreement

SUMITOMO MITSUI BANKING CORPORATION, as a Consenting Lender

By:	/s/ Jeffrey Cobb

Name:	Jeffrey Cobb
Title:	Director

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First Amendment to Credit Agreement

THE BANK OF NOVA SCOTIA, HOUSTON BRANCH, as a Consenting Lender

By:	/s/ Marc Graham

Name:	Marc Graham
Title:	Managing Director

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First Amendment to Credit Agreement

THE TORONTO-DOMINION BANK, NEW YORK BRANCH, as a Consenting Lender

By:	/s/ Liana Chernysheva

Name:	Liana Chernysheva
Title:	Authorized Signatory

Signature Page to

First Amendment to Credit Agreement

TRUIST BANK, as a Consenting Lender

By:	/s/ Nick Rolf

Name:	Nick Rolf
Title:	Vice President

Signature Page to

First Amendment to Credit Agreement

U.S. BANK NATIONAL ASSOCIATION, as a Consenting Lender

By:	/s/ Paul V. Farrell

Name:	Paul V. Farrell
Title:	Vice President

Signature Page to

First Amendment to Credit Agreement

FIRST NATIONAL BANK OF PENNSYLVANIA, as a Consenting Lender

By:	/s/ Paul Wargo

Name:	Paul Wargo
Title:	Commercial RM

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First Amendment to Credit Agreement

CITIZENS BANK, N.A., as a Consenting Lender

By:	/s/ Carl S. Tabacjar, Jr.

Name:	Carl S. Tabacjar, Jr.
Title:	Senior Vice President

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First Amendment to Credit Agreement

M&T BANK, as a Consenting Lender

By:	/s/ Stephen Hoffman

Name:	Stephen Hoffman
Title:	Senior Vice President

Signature Page to

First Amendment to Credit Agreement